SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

15. Subsequent Events

As described in Note 1, the Company completed the Business Combination on December 9, 2020.

Management has evaluated subsequent events occurring through December 11, 2020, the date that these condensed consolidated financial statements were available to be issued and determined that no additional subsequent events occurred that would require recognition or disclosure in these condensed consolidated financial statements other than those in this note.

17. SUBSEQUENT EVENTS

The coronavirus (“COVID‑19”) pandemic, as well as the response to mitigate the spread and effects of COVID‑19 may impact the Company and its customers, as well as the demand for its products and services. The impact of COVID‑19 on the Company’s operational results in subsequent periods will largely depend on future developments, cannot be accurately predicted. These developments may include, but are not limited to, new information concerning the severity of COVID‑19, the degree of success of actions take to contain or treat COVID‑19 and the reactions by consumers, companies, governmental entities, and capital markets to such actions.

In April 2020, the Company received loan proceeds in the amount of approximately $5.4 million under the Paycheck Protection Program (PPP). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses. The Company repaid the loan in its entirety on May 13, 2020.

In July 2020 in order to incentivize and retain personnel, the Company repriced employee unvested stock option grants to the most recent 409A private stock valuation. Vested awards were not eligible for repricing. The repriced option is subject to a new four year vesting schedule with a vesting commencement date of September 1, 2020. Employees had the ability to opt out of the repricing of the unvested stock option grants by providing notice to the Company.

On August 26, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Trine Acquisition Corp (“Trine”) to affect a business combination between Trine and the Company with the Company surviving the merger as a wholly owned subsidiary of Trine. At the effective time of the Merger, each share of Desktop Metal Convertible Preferred Stock and each share of Desktop Metal Common Stock will be converted into the right to receive such number of shares of Trine’s  Class A Common Stock. The aggregate consideration for the transaction payable to Desktop Metal existing stockholders is capped at $1.8 billion. The consummation of the proposed transaction is subject to the receipt of the requisite approval of the stockholders of each Trine and Desktop Metal and the fulfillment of certain other closing conditions.

Management has evaluated subsequent events occurring through September 14, 2020, the date that these consolidated financial statements were available to be issued and determined that no additional subsequent events occurred that would require recognition or disclosure in these consolidated financial statements other than those in this note.